UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2018
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
On November 26, 2018, United Technologies Corporation (“UTC”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that on November 26, 2018, UTC consummated the merger contemplated by the Agreement and Plan of Merger, dated September 4, 2017 (the “Merger Agreement”), among UTC, Riveter Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of UTC (“Merger Sub”), and Rockwell Collins, Inc. (“Rockwell Collins”), which resulted in the merger of Merger Sub with and into Rockwell Collins (the “Merger”), with Rockwell Collins continuing as the surviving corporation of the Merger. The description of the Merger and other transactions contemplated by the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement that was filed as Exhibit 2.1 to UTC's Current Report on Form 8-K filed with the SEC on November 26, 2018, and incorporated herein by reference.
This Current Report on Form 8-K/A is being filed to amend and supplement the Initial Form 8-K to provide the financial statements described in Item 9.01 below which were not previously filed with the Initial Form 8-K, and which are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC.
Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of a Business Acquired.
The audited consolidated financial statements of Rockwell Collins for the fiscal years ended September 30, 2018, 2017 and 2016, all of which Rockwell Collins has previously filed with the SEC, are attached hereto as Exhibit 99.1 hereto and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information reflecting the acquisition of Rockwell Collins, including the unaudited pro forma condensed combined balance sheet as of September 30, 2018 and the unaudited pro forma condensed combined statement of operations for the nine-month period ended September 30, 2018 and for the year ended December 31, 2017, are attached hereto as Exhibit 99.2 and incorporated herein by reference.
(c) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Audited consolidated financial statements (and notes thereto) of Rockwell Collins, Inc. for the years ended September 30, 2018, 2017 and 2016
99.2	Unaudited pro forma condensed combined financial information as of and for the nine-month period ended September 30, 2018 and for the year ended December 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: December 21, 2018	By:	/S/ AKHIL JOHRI
Akhil Johri
Executive Vice President & Chief Financial Officer

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